Exhibit 99.1

Michael Narikawa

EACO Corporation

(714) 876-2490	October 30, 2025

EACO CORPORATION REPORTS RECORD ANNUAL & QUARTERLY NET SALES AND RECORD ANNUAL & 4TH QUARTER NET INCOME

ANAHEIM, CALIFORNIA – EACO Corporation (OTCID:EACO) today reported financial results for its fiscal year ended August 31, 2025.

Net sales, net income and earnings per share were as follows for the fiscal year ended August 31, 2025 (dollars in thousands, except per share information):

	Three Months Ended August 31,		%
	2025	2024	Change
	(unaudited)	(unaudited)

Net sales	$122,469	$96,520	26.9%

Net income	$9,128	$6,490	40.6%

Basic earnings per common share	$1.87	$1.33	40.6%

	Year Ended August 31,		%
	2025	2024*	Change
	(unaudited)

Net sales	$427,931	$356,231	20.1%

Net income	$32,294	$14,951	116.0%

Basic earnings per common share	$6.63	$3.06	116.7%

* Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2024 filed with the U.S. Securities and Exchange Commission on November 29, 2024.

The Company had 418 sales employees at August 31, 2025, an increase of 28 or 7.2% from the prior year quarter. The Company’s sales force is divided into sales focus teams (SFT’s). The Company had 116 SFT’s as of August 31, 2025, an increase of 5 from the prior year quarter. Management anticipates continued growth in both our headcount and SFT’s in fiscal year 2026. The Company believes it continues to gain market share through its local presence business model.

The net income for the fiscal year ended August 31, 2024 included extraordinary items of $7.6 million in accrual expense related to an employee class action settlement agreement and an impairment loss of $3.9 million related to the termination of a lease.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955, as amended. These forward-looking statements include, without limitation, statements related to our headcount expansion, growth in market share, and other statement that is not historical information. These forward-looking statements are based on our current expectations and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. The potential risks and uncertainties include, but are not limited to, our ability to hire and retain additional qualified employees, our ability to open additional sales offices, and to gain market acceptance for our products, the pricing and availability of our products, the success of our sales and marketing programs, the impact of products offered by our competitors from time to time, and as well as increases to international tariffs. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in EACO’s most recent Form 10-K and all subsequent Form 10-Q reports filed by us with the SEC. The forward-looking statements included in this release speak only as of the date hereof, and EACO does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

EACO Corporation and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands, except share information)

(unaudited)

	August 31,	August 31,
	2025	2024*
ASSETS
Current Assets:
Cash and cash equivalents	$7,370	$843
Restricted cash	10	10
Trade accounts receivable, net	65,863	53,272
Inventory, net	83,980	69,602
Marketable securities, trading	30,375	14,748
Prepaid expenses and other current assets	5,009	3,526
Total current assets	192,607	142,001
Non-current Assets:
Property, equipment and leasehold improvements, net	34,670	35,061
Operating lease right-of-use assets	6,814	7,513
Other assets, net	2,704	3,963
Total assets	$236,795	$188,538
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Trade accounts payable	$39,821	$28,054
Accrued expenses and other current liabilities	29,762	24,910
Current portion of operating lease liabilities	2,843	2,708
Current portion of long-term debt	135	129
Total current liabilities	72,561	55,801
Non-current Liabilities:
Long-term debt	4,079	4,214
Operating lease liabilities	4,305	4,892
Total liabilities	80,945	64,907
Commitments and Contingencies
Shareholders’ Equity:
Convertible preferred stock, $0.01 par value per share; 10,000,000 shares authorized; 36,000 shares outstanding (liquidation value $900)	1	1
Common stock, $0.01 par value per share; 8,000,000 shares authorized; 4,861,590 shares outstanding	49	49
Additional paid-in capital	12,378	12,378
Accumulated other comprehensive income	74	73
Retained earnings	143,348	111,130
Total shareholders’ equity	155,850	123,631
Total liabilities and shareholders’ equity	$236,795	$188,538

* Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2024 filed with the U.S. Securities and Exchange Commission on November 29, 2024.

EACO Corporation and Subsidiaries

Condensed Consolidated Statements of Income

(in thousands, except for share and per share information)

(unaudited)

	Three Months Ended August 31,		Year Ended August 31,
	2025	2024	2025	2024*
Revenues	$122,469	$96,520	$427,931	$356,231
Cost of revenues	85,125	66,835	299,225	250,019
Gross margin	37,344	29,685	128,706	106,212
Operating expenses:
Selling, general and administrative expenses	25,884	19,842	86,863	80,971
Impairment on termination of lease	–	–	–	3,906
Income from operations	11,460	9,843	41,843	21,335
Other (expense) income:
Net gain on trading securities	512	173	1,273	128
Interest and other expense	(61)	(49)	(204)	(177)
Other income (expense), net	451	124	1,069	(49)
Income before income taxes	11,911	9,967	42,912	21,286
Provision for income taxes	2,783	3,477	10,618	6,335
Net income	9,128	6,490	32,294	14,951
Cumulative preferred stock dividend	(19)	(19)	(76)	(76)
Net income attributable to common shareholders	$9,109	$6,471	$32,218	$14,875

Basic earnings per common share:	$1.87	$1.33	$6.63	$3.06
Diluted earnings per common share	$1.86	$1.32	$6.59	$3.05
Basic weighted average common shares outstanding	4,861,590	4,861,590	4,861,590	4,861,590
Diluted weighted average common shares outstanding	4,901,590	4,901,590	4,901,590	4,901,590

* Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2024 filed with the U.S. Securities and Exchange Commission on November 29, 2024.

EACO Corporation and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Year Ended August 31,
	2025	2024*
Operating activities:
Net income	$32,294	$14,951
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,675	1,685
Bad debt expense	359	454
Unrealized (gain) loss on trading securities	(469)	324
Deferred tax provision	1,281	(2,401)
Impairment on termination of lease	–	3,906
Increase (decrease) in cash flow from change in:
Trade accounts receivable	(12,950)	(7,072)
Inventory	(14,378)	(13,332)
Prepaid expenses and other assets	(1,505)	407
Operating lease right-of-use assets	699	2,475
Trade accounts payable	5,763	6,720
Accrued expenses and other current liabilities	4,852	8,535
Operating lease liabilities	(452)	(2,575)
Net cash provided by operating activities	17,169	14,077
Investing activities:
Additions to property, equipment, and leasehold improvements	(1,284)	(32,611)
(Purchase) Sale of marketable securities, trading	(15,158)	12,156
Net cash used in investing activities	(16,442)	(20,455)
Financing activities:
Repayments on long-term debt	(129)	(125)
Preferred stock dividend	(76)	(76)
Bank overdraft	6,004	(1,171)
Net cash provided by (used in) financing activities	5,799	(1,372)
Effect of foreign currency exchange rate changes on cash and cash equivalents	1	35
Net increase (decrease) in cash, cash equivalents, and restricted cash	6,527	(7,715)
Cash, cash equivalents, and restricted cash - beginning of period	853	8,568
Cash, cash equivalents, and restricted cash - end of period	$7,380	$853
Supplemental disclosures of cash flow information:
Cash paid for interest	$204	$243
Cash paid for income taxes	$12,727	$8,505

* Derived from the Company’s audited financial statements included in its Form 10-K for the year ended August 31, 2024 filed with the U.S. Securities and Exchange Commission on November 29, 2024.